UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

October 25, 2012

QUALITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

CALIFORNIA	001-12537	95-2888568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18111 Von Karman, Suite 700

Irvine, California 92612

(Address of Principal Executive Offices)

(949) 255-2600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 26, 2012, Quality Systems, Inc. (the “Company”) issued a press release announcing its financial performance for the period ended September 30, 2012. A copy of the press release is attached to this Form 8-K as Exhibit 99.1, which is incorporated herein by this reference.

On October 26, 2012, the Company will host a conference call concerning its financial performance for the period ended September 30, 2012. The Company expects to furnish a copy of the transcript of the conference call as soon as it is available by amendment to this Form 8-K. The conference call may contain forward-looking statements regarding the Company and will include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The information in this Item 2.02 of this Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Use of Non-GAAP Financial Measures

The Company from time to time discloses its Days Sales Outstanding (“DSO”), which is a non-GAAP financial measure. For the quarter ended September 30, 2012, DSO was 119 days. The Company calculates DSO as follows: Net revenue for the quarter is annualized (multiplied by four) and then divided by 365 days to yield an average daily sales amount. The balance of accounts receivable, net of any reserves for bad debts, is then divided by that average daily sales amount resulting in the DSO. For the quarter ended September 30, 2012, the calculation was as follows:

Quarterly Revenue		$116,129,000
Times four(4)	x	4

Equals Annualized Revenue		464,516,000
Divided by 365 days	÷	365

Equals Daily Revenue	=	$1,272,647

Net Accounts Receivable		$151,787,000
Divided by Average Daily Revenue	÷	1,272,647

Equals Days Sales Outstanding	=	119

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Director

On October 25, 2012, the Board of Directors (the “Board”) of the Company appointed Mr. Mark H. Davis to fill a vacancy on the Board. Mr. Davis has also been appointed to serve on the Audit Committee and the Transaction Committee of the Board.

As a non-employee director, Mr. Davis will participate in the Company’s 2013 Director Compensation Program and will enter into a restricted stock unit agreement with the Company, which will be substantially consistent with the Company’s form of Restricted Stock Agreement. Mr. Davis will receive a pro-ration of the annual director compensation based on the number of months he will serve until the Company’s 2013 Annual Shareholders’ Meeting. The Company will enter into an indemnification agreement with Mr. Davis, which will be substantially consistent with the Company’s form of Second Amended and Restated Indemnification Agreement. The 2013 Director Compensation Program is filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 30, 2012, and is incorporated herein by reference. The form of Amended and Restated Restricted Stock Agreement is filed with the SEC as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on February 1, 2012, and is incorporated herein by reference. The form of Second Amended and Restated Indemnification Agreement is filed with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 2, 2010, and is incorporated herein by reference.

Mr. Davis, age 51, is a Managing Director at B. Riley & Co, LLC, an investment firm specializing in research, sales and trading and corporate finance. From October 2010 to February 2012, Mr. Davis was Head of Technology Investment Banking at Cantor Fitzgerald. From March 2009 to February 2010, Mr. Davis was a Managing Director at Macquarie Capital, an Australian Merchant and Investment Banking firm. From 2004 to 2009, Mr. Davis was a Managing Director at Citigroup, a diversified financial institution, focused on providing strategic and financial advice to a broad range of information technology companies and was head of its Data Infrastructure sector. Earlier in his career, Mr. Davis also held Director and Vice President positions at Citigroup, and served as a certified public accountant for Price Waterhouse where he was an Audit Senior. Mr. Davis earned a Master’s of Business Administration from the Wharton School of the University Of Pennsylvania, where he graduated with distinction and graduated Summa Cum Laude from the University of Maryland with a Bachelor of Science in Accounting. Mr. Davis’s more than 20 years’ experience advising and financing technology - related companies including software, cloud infrastructure and information technology firms provides the Board with insights into the rapid changes in technology including software as a service, implications of the cloud and other areas important to the Company’s strategy. In addition, his background in Public Accounting provides the Board with insights into financial reporting and internal controls.

There are no relationships between Mr. Davis and any other director or executive officer of the Company, or with any person selected to become an officer or a director of the Company. The Company has had no transactions since the beginning of its last fiscal year, and has no transaction proposed, in which Mr. Davis, or any member of his immediate family, has a direct or indirect material interest.

Item 7.01.	Regulation FD Disclosure.

The portions of the news release announcing the appointment of Mr. Davis to the Board attached to this Form 8-K as Exhibit 99.1 are incorporated herein by reference. Such portions of the exhibit are furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section.

Item 8.01	Other Events.

Quarterly Dividend

On October 25, 2012, the Company’s Board declared a quarterly cash dividend of $0.175 per share on the Company’s outstanding shares of common stock, payable to shareholders of record as of December 14, 2012 with an anticipated distribution date on or about January 4, 2013. The $0.175 dividend is pursuant to the Company’s current policy to pay a regular dividend on the Company’s outstanding shares of common stock each fiscal quarter subject to Board review and approval.

The portion of the Company’s press release announcing the dividend is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2012

QUALITY SYSTEMS, INC.

By:	/s/ Paul Holt
Paul Holt
Chief Financial Officer

EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K

Exhibit No.	Description

99.1	Press Release dated October 26, 2012